UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

Healthwell Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Green Bay Rd., #227 Winnetka, IL	60093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 391-1288

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock for $11.50 per share	HWELW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2023, Healthwell Acquisition Corp. I, a Delaware corporation (the “Company”), held a special meeting in lieu of an annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved (1) an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Business Combination”) from August 5, 2023 to December 5, 2023 (or such earlier date as determined by the Company’s board of directors (the “Board”)); (2) an amendment to the Charter to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; (3) an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem the shares of Class A common stock sold as part of the units in the IPO (“public shares”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (all of the aforementioned amendments, collectively the “Charter Amendments”); and (4) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on July 26, 2023.

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the Charter Amendments, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Meeting, an aggregate of 28,760,341 shares of the Company’s common stock, which represents a quorum of the outstanding shares of common stock entitled to vote as of the record date of June 27, 2023, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders voted on the following proposals, each of which was approved:

(1) The Extension Amendment Proposal – a proposal to amend the Charter to extend the date by which the Company has to consummate the Business Combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by the Board:

For	Against	Abstain	Broker Non-Votes
23,677,178	1,335,645	-	3,747,518

(2) Section 242(b)(2) Amendment Proposal – a proposal to amend the Charter such that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law:

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	For	Against	Abstain	Broker Non-Votes
Common stock	24,047,956	964,867	-	3,747,518
Class A common stock	17,797,956	964,867	-	3,747,518
Class B common stock	6,250,000	-	-	-

(3) Redemption Limitation Amendment Proposal – a proposal to amend the Charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation:

For	Against	Abstain	Broker Non-Votes
24,048,456	964,367	-	3,747,518

(4) Auditor Ratification Proposal – a proposal to ratify the selection of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain
27,795,974	964,367	-

In connection with the Meeting, stockholders holding 20,942,619 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account established in connection with its initial public offering (the “Trust Account”). As a result, approximately $215,635,294 (approximately $10.30 per public share) will be removed from the Trust Account to pay such holders and approximately $41,776,749 will remain in the Trust Account. Following redemptions, the Company has 4,057,381 public shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthwell Acquisition Corp. I

Dated: August 1, 2023	By:	/s/ Alyssa J. Rapp
	Name:	Alyssa J. Rapp
	Title:	Chief Executive Officer

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